Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION

The merger (“Crestwood Merger”) of Crestwood Midstream Partners LP (“Legacy Crestwood” or “Legacy CMLP”) and Inergy Midstream, L.P. (“Inergy Midstream”) closed on October 7, 2013 and the name of the surviving entity, Inergy Midstream, L.P., was immediately thereafter changed to Crestwood Midstream Partners LP (“Crestwood Midstream”).

These following unaudited pro forma condensed combined consolidated financial statements of Crestwood Midstream (the “pro forma financial statements”) have been prepared for illustrative purposes only and are not necessarily indicative of what the combined partnership’s condensed consolidated financial position or results of operations actually would have been had the following transactions occurred as of the dates indicated: (i) the Crestwood Merger; (ii) the issuance by Inergy Midstream of 11,773,191 common units (“September Equity Offering”) to investors on September 13, 2013 and underwriters exercised their option to purchase additional common units on October 7, 2013 immediately prior to the closing of the Crestwood Merger; and (iii) the pending acquisition (“Arrow Acquisition”), in which the Partnership will acquire 100% of the membership interests of Arrow Midstream Holdings, LLC (“Arrow”). In addition, the unaudited pro forma condensed combined consolidated financial information does not purport to project the future financial position or operating results of the combined partnership. Future results may vary significantly from the results reflected because of various factors.

The unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2013 reflects the Crestwood Merger, September Equity Offering and Arrow Acquisition as if they occurred on June 30, 2013 and the unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 2012 and the six months ended June 30, 2013 reflect the Crestwood Merger, September Equity Offering and Arrow Acquisition as if they occurred on January 1, 2012. The pro forma financial statements reflect the following:

•	the closing of the Arrow Acquisition for a purchase price of $750 million, $200 million of which is funded by the issuance to the sellers of 8,826,125 common units of Crestwood Midstream;

•	the issuance of 14 million Crestwood Midstream common units to finance approximately $295.1 million of the Arrow Acquisition;

•	borrowings by Crestwood Midstream of $250 million under the Bridge Facility to finance a portion of the Arrow Acquisition;

•	payment of certain non-recurring contractual financing and professional fees related to the Arrow Acquisition estimated at approximately $12.4 million;

•	borrowings of $17.3 million on our revolving credit facility to finance $4.9 million of the Arrow Acquisition and to pay transaction costs of $12.4 million;

•	the conversion of each Legacy CMLP common unit issued and outstanding as of the effective time of the Crestwood Merger (i) owned by Legacy Crestwood unitholders (other than certain Crestwood affiliated entities) into the right to receive $1.03 in cash and 1.0700 Inergy Midstream common units and (ii) owned by certain Crestwood affiliated entities into the right to receive only 1.0700 Inergy Midstream common units;

•	Inergy Midstream’s payment of all cash consideration relating to the Crestwood Merger consideration payable at the effective time of the Crestwood Merger, other than approximately $10.4 million, which amount was funded by Crestwood Holdings;

•	payment of certain estimated non-recurring contractual financing and professional fees related to the Crestwood Merger;

•	payment of non-recurring fees associated with entering into our new $1 billion revolving credit facility: and

•	the September Equity Offering, which generated proceeds of $255.2 million and is reflected in these pro forma financial statements as a reduction of the revolving credit facility.

Descriptions of the foregoing adjustments are presented in the notes to the pro forma financial statements provided below. The fiscal year end for the pro forma financial statements is December 31.

The pro forma financial statements were derived from and should be read in conjunction with the historical financial statements of both Legacy Crestwood and Inergy Midstream for the applicable periods indicated as filed with the Securities and Exchange Commission. The pro forma condensed combined balance sheet and the pro forma condensed combined statements of operations were derived by adjusting historical financial statements based on currently available information and, therefore, the actual adjustments may materially differ from the pro forma adjustments.

The Crestwood Merger will be accounted for as a reverse acquisition of Inergy Midstream by Legacy CMLP under the purchase method of accounting in accordance with FASB Accounting Standard Codification Subtopic 805-Business Combinations. The accounting for a reverse merger results in the legal acquiree (Legacy CMLP) being the acquiror for accounting purposes. Therefore, the Partnership will account for the merger as if Legacy CMLP acquired Inergy Midstream. The assets and liabilities of Inergy Midstream will be reflected at fair value on the balance sheet of the combined partnership. The fair value of the assets and liabilities is based on the enterprise value of Inergy Midstream as of June 19, 2013 (the date in which Legacy CMLP and Inergy Midstream came under common control). A final determination of the purchase accounting adjustments, including the allocation of fair value to the Inergy Midstream assets and liabilities, has not been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing such pro forma financial statements. The pro forma financial statements do not purport to present the Partnership’s financial position or the results of operations had the merger transactions actually been completed as of the dates indicated. Further, these pro forma financial statements do not reflect the effects of any cost savings or other synergies that may be achieved as a result of the Crestwood Merger, are based on assumptions that Crestwood Midstream believes are reasonable under the circumstances, and are intended for informational purposes only. Moreover, the statements do not project Crestwood Midstream’s financial position or results of operations for any future date or period.

The Arrow Acquisition will be accounted for as an acquisition under the purchase method of accounting in accordance with Financial Accounting Standard Board (“FASB”) Accounting Standard Codification Subtopic 805-10 (“805-10”). The assets and liabilities of Arrow will be reflected at fair value. A final determination of the purchase accounting adjustments, including the allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values, has not been made. Accordingly, the purchase accounting adjustments made in connection with the development of the following unaudited pro forma condensed combined consolidated financial statements are preliminary and have been made solely for purposes of developing such unaudited pro forma condensed combined consolidated financial statements. The unaudited pro forma condensed combined consolidated financial statements do not purport to present the financial position or results of operations of Crestwood Midstream had the Arrow Acquisition actually been completed as of the dates indicated. Further, these unaudited pro forma condensed combined consolidated financial statements do not reflect the effects of any cost savings or other synergies that may be achieved as a result of this transaction, are based on assumptions that Crestwood Midstream believes are reasonable in the circumstances, and are intended for informational purposes only. Moreover, the statements do not project the financial position or results of operations of Crestwood Midstream for any future date or period.

CRESTWOOD MIDSTREAM PARTNERS LP

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2013

(in millions)

	Historical				Historical
	Crestwood Midstream Partners LP	Inergy Midstream, L.P.	Crestwood Midstream Partners LP Merger Pro Forma Adjustments (b)	Crestwood Midstream Partners LP Pro Forma	Arrow Midstream Holdings, LLC	Arrow Midstream Holdings, LLC Pro Forma Adjustments		Crestwood Midstream Partners LP Pro Forma, As Further Adjusted
Assets
Current assets:
Cash and cash equivalents	$0.1	$1.2	$(54.1)	$0.1	$14.8	$(750.0)	(a)	$14.9
			52.9			495.1	(c)
						250.0	(c)
						(12.4)	(d)
			—			17.3	(e)
Accounts receivable	21.8	28.1	—	49.9	129.2			179.1
Accounts receivable—related party	20.8	0.6	—	21.4	0.2			21.6
Insurance receivable	3.5	—	—	3.5	—			3.5
Inventories	—	5.6	—	5.6	0.8			6.4
Prepaid expenses and other current assets	8.2	5.3	—	13.5	0.1			13.6

Total current assets	54.4	40.8	(1.2)	94.0	145.1	—		239.1
Property, plant and equipment, net	1,016.8	977.9	690.3	2,685.0	191.6			2,876.6
Intangible assets, net	490.5	180.3	(35.8)	650.0	—	547.1	(a)	1,197.1
			15.0
Goodwill	95.0	259.6	1,105.1	1,459.7	—	—		1,459.7
Other assets	23.2	2.9	24.5	50.6	25.5			76.1

Total assets	$1,679.9	$1,461.5	$1,797.9	$4,939.3	$362.2	$547.1		$5,848.6

Liabilities and partners’ capital
Current liabilities:
Accounts payable, accrued expenses and other liabilities	$34.1	$10.9	$—	$45.0	$140.2			$185.2
Accounts payable—related party	3.0	—	—	3.0	—			3.0
Accrued additions to property, plant and equipment	36.2	7.5	—	43.7	15.3			59.0
Capital leases	3.4	—	—	3.4	2.0	(2.0)	(a)	3.4
Deferred revenue	2.4	—	—	2.4	—			2.4
Current portion of long-term debt	—	2.0	—	2.0	—	250.0	(c)	252.0

Total current liabilities	79.1	20.4	—	99.5	157.5	248.0		505.0

CRESTWOOD MIDSTREAM PARTNERS LP

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2013

(in millions)

	Historical				Historical
	Crestwood Midstream Partners LP	Inergy Midstream, L.P.	Crestwood Midstream Partners LP Merger Pro Forma Adjustments (b)	Crestwood Midstream Partners LP Pro Forma	Arrow Midstream Holdings, LLC	Arrow Midstream Holdings, LLC Pro Forma Adjustments		Crestwood Midstream Partners LP Pro Forma, As Further Adjusted
Long-term debt, less current portion	778.9	735.0	5.0	1,316.6	24.7	(24.7)	(a)	1,333.9
			52.9			17.3	(e)
			(255.2)
Long-term capital leases	1.5	—	—	1.5	—			1.5
Asset retirement obligations	14.4	—	—	14.4	—			14.4
Other long-term liabilities	—	0.8	—	0.8	3.8			4.6
								—
Partners’ capital	806.0	705.3	1,779.1	3,506.5	176.2	495.1	(c)	3,989.2
			(39.1)			(176.2)	(a)
			255.2			(12.4)	(d)

Total partners’ capital	806.0	705.3	1,995.2	3,506.5	176.2	306.5		3,989.2

Total liabilities and partners’ capital	$1,679.9	$1,461.5	$1,797.9	$4,939.3	$362.2	$547.1		$5,848.6

The accompanying notes are an integral part of these unaudited pro forma condensed combined consolidated financial statements.

CRESTWOOD MIDSTREAM PARTNERS LP

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(in millions, except unit and per unit information)

	Historical						Historical
	Crestwood Midstream Partners LP	Inergy Midstream, L.P. (1)	Rangeland Energy, LLC Acquisition (f)	Inergy Midstream, L.P. Pro Forma	Crestwood Midstream Partners LP Merger Pro Forma Adjustments (b)	Crestwood Midstream Partners LP, As Further Adjusted	Arrow Midstream Holdings, LLC	Arrow Midstream Holdings, LLC Pro Forma Adjustments			Crestwood Midstream Partners LP Pro Forma, As Further Adjusted
Revenues	$239.5	$189.8	$3.4	$193.2	$—	$432.7	$735.1	$—			$1,167.8
Depreciation, amortization, and accretion expense	51.9	50.5	35.3	85.8	(16.9)	120.8	5.0	32.2	(g	)	158.0
Other operating expenses	111.7	71.8	5.1	76.9	—	188.6	723.6	—			912.2

Operating income (loss)	75.9	67.5	(37.0)	30.5	16.9	123.3	6.5	(32.2)			97.6
Interest and debt expense	35.8	1.8	24.6	26.4	(0.5)	61.7	0.1	16.4	(h	)	78.2
Other income	—	—	0.1	0.1	—	0.1	0.4	—			0.5

Income (loss) before income taxes	40.1	65.7	(61.5)	4.2	17.4	61.7	6.8	(48.6)			19.9
Provision for income taxes	1.2	—	—	—	—	1.2	—	—			1.2

Net income (loss)	38.9	65.7	(61.5)	4.2	17.4	60.5	6.8	(48.6)			18.7

Less: net income prior to initial public offering of Inergy Midstream, L.P.	—	12.9	—	12.9	—	12.9	—	—			12.9
Less: net income earned by US Salt, LLC prior to acquisition	—	7.8	—	7.8	—	7.8	—	—			7.8
Less: net income attributable to non-controlling interests	—	—	—	—	—	—	0.6	—			0.6

Net income (loss) available to partners	$38.9	$45.0	$(61.5)	$(16.5)	$17.4	$39.8	$6.2	$(48.6)			$(2.6)

Partners’ interest information:
General partner interest in net income	$22.2	$1.9	$—	$1.9	$—	$24.1	$—	$—			$24.1

CRESTWOOD MIDSTREAM PARTNERS LP

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(in millions, except unit and per unit information)

	Historical								Historical
	Crestwood Midstream Partners LP	Inergy Midstream, L.P. (1)	Rangeland Energy, LLC Acquisition (f)	Inergy Midstream, L.P. Pro Forma	Crestwood Midstream Partners LP Merger Pro Forma Adjustments (b)			Crestwood Midstream Partners LP, As Further Adjusted	Arrow Midstream Holdings, LLC	Arrow Midstream Holdings, LLC Pro Forma Adjustments			Crestwood Midstream Partners LP Pro Forma, As Further Adjusted
Total limited partners’ interest in net income (loss)	$16.7	$43.1	$(61.5)	$(18.4)	$17.4			$15.7	$6.2	$(48.6)			$(26.7)

Net income (loss) per limited partner unit:
Basic	$0.37	$0.58		$(0.21)				$0.10					$(0.14)

Diluted	$0.37	$0.58		$(0.21)				$0.10					$(0.14)

Weighted average limited partners’ units outstanding (in thousands):
Basic	45,223	74,768	10,714	85,482	76,429	(i	)	161,911		22,826	(j	)	184,737

Diluted	45,420	74,768	10,714	85,482	76,429	(i	)	161,911		22,826	(j	)	184,737

Dividends declared per limited partner unit	$2.02	$1.18											$0.99	(k	)

(1)	The Inergy Midstream, L.P. financial information is for the year ended September 30, 2012.

The accompanying notes are an integral part of these unaudited pro forma condensed combined consolidated financial statements.

CRESTWOOD MIDSTREAM PARTNERS LP

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2013

(in millions, except unit and per unit information)

	Historical						Historical
	Crestwood Midstream Partners LP	Inergy Midstream, L.P.	Crestwood Midstream Partners LP Merger Pro Forma Adjustments (b)			Crestwood Midstream Partners LP Pro Forma	Arrow Midstream Holdings, LLC	Arrow Midstream Holdings, LLC Pro Forma Adjustments			Crestwood Midstream Partners LP Pro Forma, As Further Adjusted
Revenues	$143.5	$134.3	$—			$277.8	$647.7	$—			$925.5
Depreciation, amortization, and accretion expense	35.1	51.1	(9.6)			76.6	3.0	16.1	(g	)	95.7
Other operating expenses	71.3	62.3	—			133.6	635.0	—			768.6

Operating income	37.1	20.9	9.6			67.6	9.7	(16.1)			61.2
Interest and debt expense	22.6	18.7	(2.6)			38.7	0.3	8.0	(h	)	47.0
Other income (expense)	—	—	—			—	0.2				0.2

Income (loss) before income taxes	14.5	2.2	12.2			28.9	9.6	(24.1)			14.4
Provision for income taxes	0.7	—	—			0.7	—				0.7

Net income (loss)	$13.8	$2.2	$12.2			$28.2	$9.6	$(24.1)			$13.7
Less: net income attributable to non-controlling interests	—	—	—			—	0.8	—			0.8

Net income (loss) attributable to partners	13.8	2.2	12.2			28.2	8.8	(24.1)			12.9
Partners’ interest information:
General partner interest in net income	$10.4	$4.8	$—			$15.2	$—	$—			$15.2

Total limited partners’ interest in net income (loss)	$3.4	$(2.6)	$12.2			$13.0	$8.8	$(24.1)			$(2.3)

Net income (loss) per limited partner unit:
Basic	$0.06	$(0.03)				$0.08					$(0.01)

Diluted	$0.06	$(0.03)				$0.08					$(0.01)

Weighted average limited partners’ units outstanding (in thousands):
Basic	57,400	85,907	76,429	(i	)	162,336		22,826	(j	)	185,162

CRESTWOOD MIDSTREAM PARTNERS LP

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2013

(in millions, except unit and per unit information)

	Historical						Historical
	Crestwood Midstream Partners LP	Inergy Midstream, L.P.	Crestwood Midstream Partners LP Merger Pro Forma Adjustments (b)			Crestwood Midstream Partners LP Pro Forma	Arrow Midstream Holdings, LLC	Arrow Midstream Holdings, LLC Pro Forma Adjustments			Crestwood Midstream Partners LP Pro Forma, As Further Adjusted
Diluted	57,673	85,907	76,429	(i	)	162,336		22,826	(j	)	185,162

Dividends declared per limited partner unit	$1.02	$0.80									$0.70	(k	)

The accompanying notes are an integral part of these unaudited pro forma condensed combined consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(a)	Reflects the total purchase price of $750 million for Crestwood Midstream’s acquisition of 100% of the membership interests in Arrow Midstream Holdings, LLC (“Arrow Acquisition”). The excess of the purchase price over the net assets acquired was allocated to intangible assets on a preliminary basis, for which the preliminary amortization period is 17 years. Because this allocation was based on preliminary information, the purchase accounting adjustments made and the related amortization period in connection with the development of the unaudited pro forma condensed combined consolidated financial statements are preliminary and subject to material change.

The preliminary allocation of the purchase price is as follows (in millions):

	Historical Net Book Value	Adjustment	Preliminary Fair Value
Current assets	$145.1	$—	$145.1
Property, plant and equipment, net	191.6	—	191.6
Intangible assets, net	—	547.1	547.1
Other assets	25.5	—	25.5
Current liabilities	(157.5)	2.0	(155.5)
Long-term debt	(24.7)	24.7	—
Other long-term liabilities	(3.8)	—	(3.8)

Total assumed purchase price	$176.2	$573.8	$750.0

(b)	The Crestwood Merger of Legacy Crestwood and Inergy Midstream closed on October 7, 2013. The Crestwood Merger will be accounted for as a reverse acquisition of Inergy Midstream under the purchase method of accounting in accordance with FASB Accounting Standard Codification Subtopic 805- Business Combinations. The accounting for a reverse merger results in the legal acquiree (Legacy Crestwood) being the acquiror for accounting purposes. Therefore, Inergy Midstream will be reflected at fair value on the balance sheet of the combined partnership. The fair value of the assets and liabilities of Inergy Midstream as of June 19, 2013 (the date in which Legacy Crestwood and Inergy Midstream came under common control). A final determination of the purchase accounting, including the allocation of fair value to the Inergy Midstream assets and liabilities, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for the purposes of developing such pro forma financial statements. This column also includes an adjustment for the September Equity Offering. For further details on the pro forma adjustments reflected herein for the Crestwood Merger and the September Equity Offering, refer to the the Inergy Midstream, LP Form 8-K filed on October 17, 2013.
(c)	Reflects the issuance of $495.1 million of Crestwood Midstream common units and $250 million of borrowings under a committed Bridge Facility to fund the Arrow Acquisition.
(d)	Reflects payments of $12.4 million for transaction costs directly related to the Arrow Acquisition.
(e)	Reflects borrowings of $17.3 million on the revolving credit facility to finance $4.9 million of the Arrow Acquisition and to fund transaction costs of $12.4 million.

Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations Adjustments

(f)	Inergy Midstream acquired Rangeland Energy, LLC on December 7, 2012. These amounts have been calculated after applying Inergy Midstream’s accounting policies and adjusting the results of Rangeland Energy, LLC to reflect the depreciation and amortization that would have been charged assuming the preliminary fair value adjustments to property, plant and equipment and intangible assets had been made at the beginning of the current period. These amounts include the funding of the acquisition, which included the issuance of 10.7 million limited partner units for $225.0 million and the issuance of $500.0 million of senior notes. These amounts were used to fund the $425.0 million acquisition and pay down $300 million in revolver debt. The entities comprising Rangeland Energy, LLC were development stage entities (as defined by ASC Topic 915, Development Stage Entities) until commencing principal commercial operations in June 2012.

(g)	Reflects the pro forma adjustment of amortization expense as follows (in millions):

	December 31, 2012	June 30, 2013
Pro forma amortization expense on intangible assets	$32.2	$16.1

Pro forma adjustment to amortization expense	$32.2	$16.1

The preliminary purchase allocation includes $547.1 million of intangible assets, for which the preliminary amortization period is 17 years. Because this allocation was based on preliminary information, the purchase accounting adjustments made and the related amortization period are subject to material change. A decrease of 1 year in the estimated amortization period would result in increased amortization expense of $2.0 million.

(h)	Reflects the pro forma adjustment of interest and debt expense as follows (in millions):

	December 31, 2012	June 30, 2013
Interest on additional borrowings to fund the Arrow Acquisition and related transaction costs.	$16.5	$8.3
Remove historical interest expense of Arrow	$(0.1)	$(0.3)

Pro forma adjustment to interest expense	$16.4	$8.0

The interest rate assumed on the borrowings under the committed Bridge Facility was 6.5%. The interest rate assumed on the additional borrowings from the revolving credit facility was 1.65% and 2.45% for the twelve months ended December 31, 2012 and the six months ended June 30, 2013, respectively. An increase of 20 basis points in the assumed interest rate would increase the interest and debt expense by approximately $0.6 million and $0.3 million for the twelve months ended December 31, 2012 and the six months ended June 30, 2013, respectively.

(i)	Reflects the pro forma adjustment of basic and diluted weighted average shares outstanding following completion of the Crestwood Merger and September Equity Offering as follows (in thousands):

	December 31, 2012	June 30, 2013
Basic and diluted weighted average number of Inergy Midstream units outstanding—as reported	85,482	85,907
Inergy Midstream common units issued as merger consideration	64,656	64,656
Inergy Midstream September Equity Offering	11,773	11,773

Pro forma basic and diluted weighted average number of Inergy Midstream units outstanding	161,911	162,336

(j)	Reflects the pro forma adjustment of basic and diluted weighted average shares outstanding following the Arrow Acquisition (in thousands):

	December 31, 2012	June 30, 2013
Basic and diluted weighted average number of Inergy Midstream units outstanding—Pro Forma for Crestwood Merger and September Equity Offering	161,911	162,336
Crestwood Midstream common units issued as consideration for Arrow Acquisition (1)	22,826	22,826

Pro forma basic and diluted weighted average number of Crestwood Midstream units outstanding	184,737	185,162

(1)	Does not include the underwriters’ option to purchase an additional 2,100,000 common units. Further note that the issuance of an additional 2,100,000 common units would not change the net income per limited partner unit presented on the unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 2012 or the six months ended June 30, 2013, respectively.

(k)	Reflects pro forma distributions declared per limited partner unit following the completion of the Crestwood Merger, September Equity Offering and Arrow Acquisition as follows:

	December 31, 2012	June 30, 2013
Dividends declared (in millions) (1)	$182.9	$129.6

Pro forma weighted average limited partners’ units outstanding (in thousands) (2)	184,737	185,162

Pro forma dividends declared per limited partner unit	$0.99	$0.70

(1)	Represents historical dividends of Legacy Crestwood and Inergy Midstream.
(2)	Does not include the underwriters’ option to purchase an additional 2,100,000 common units. Further note that the issuance of an additional 2,100,000 common units would result in pro forma dividends declared of $0.98 and $0.69 per limited partner unit as presented on the unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 2012 and the six months ended June 30, 2013, respectively.